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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 14, 2002


                             NABORS INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                        1-9245                 930711613
(State or Other Jurisdiction           (Commission            (IRS Employer
     of Incorporation)                 File Number)         Identification No.)


515 West Greens Road, Suite 1200
         Houston, Texas                                           77067
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code   (281) 874-0035


                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 5.       OTHER EVENTS.

              On June 14, 2002, Nabors Industries, Inc. issued a press release announcing the results of its special meeting of shareholders with respect to Nabors proposed reorganization in Bermuda. The release also announced that the US District Court for the Southern District of Texas has denied a request by plaintiffs that a temporary restraining order be issued against Nabors in connection with the stockholder vote and the proposed reorganization. A copy of the press release is filed as an exhibit to this report and is incorporated in this report by reference.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

              (c) Exhibits

              Exhibit No.                        Description
              -----------                        -----------
                 99.1                    Press Release of June 14, 2002

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NABORS INDUSTRIES, INC.


Date: June 14, 2002                     By:      /s/ Anthony G. Petrello
                                           -------------------------------------
                                           Anthony G. Petrello
                                           President and Chief Operating Officer


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                                  EXHIBIT INDEX


Exhibit No.                 Description
-----------                 -----------

   99.1                     Press Release of June 14, 2002



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